ALPS ETF TRUST

RIVERFRONT DYNAMIC UNCONSTRAINED INCOME ETF (NYSE ARCA: RFUN)

SUPPLEMENT DATED SEPTEMBER 13, 2021

TO THE SUMMARY PROSPECTUS, STATUTORY PROSPECTUS AND STATEMENT OF

ADDITIONAL INFORMATION DATED MARCH 31, 2021, AS SUPPLEMENTED

On September 13, the Board of Trustees of the ALPS ETF Trust authorized an orderly liquidation of the RiverFront Dynamic Unconstrained Income ETF (the "Fund"). The Fund's Board of Trustees determined that closing and liquidating the Fund was in the best interests of the Fund and the Fund's shareholders.

From September 14, 2021 through October 21, 2021, the Fund will be in the process of closing down and liquidating its portfolio, which will increase the Fund's cash holdings.

The Fund will close to new investors on October 20, 2021, and the NYSE ARCA will halt trading in the Fund before the opening of trading on October 22, 2021. The effective date of the Fund's liquidation shall be October 22, 2021, or such other later date as shall be specified by the Board of Trustees of the Trust or by the officers of the Trust. Shareholders of record remaining on October 22, 2021, will receive cash at the net asset value of their shares as of that date, which will include any capital gains and dividends as of such date.

There can be no assurance that there will be a market for the Fund's shares between the last day of trading on NYSE ARCA (October 21, 2021) and the liquidation date (October 22, 2021).

For additional information regarding the liquidation, shareholders of the Fund may call 866.759.5679.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE